HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                  HV-5795 - PremierSolutions Standard (Series A)

333-151805                          HV-6776 - Premier Innovations(SM)

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Supplement dated February 1, 2016 to your Prospectus

FUND REORGANIZATIONS

Merging Fund	Acquiring Fund
Columbia International Opportunities Fund - Class A	Columbia Select International Equity Fund - Class A
Columbia Large Cap Growth Fund II - Class A	Columbia Large Cap Growth Fund - Class A
Columbia Large Cap Growth Fund V - Class A	Columbia Large Cap Growth Fund - Class A
Columbia Multi-Advisor Small Cap Value Fund - Class R4	Columbia Select Smaller-Cap Value Fund - Class R4

At a shareholder meeting expected to occur during the second quarter of 2016, shareholders will vote on the proposed reorganizations (the “Reorganizations”) of the above Merging Funds into the above Acquiring Funds.  If the proposed Reorganizations are approved, all net assets of the Merging Funds will be transferred into the Acquiring Funds.  Shareholders of the Merging Funds will receive shares of the Acquiring Funds.  If approved by the shareholders, the Reorganizations are scheduled to take place during the first half of 2016 (“Closing Date”).

As a result of the Reorganizations, if any of your Participant Account values are allocated to the Merging Fund Sub-Accounts, that amount will be merged into the Acquiring Fund Sub-Accounts.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Accounts, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Accounts will be allocated automatically to the Acquiring Fund Sub-Accounts.  Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Accounts, your enrollment will terminate automatically.

In the event that the proposed Reorganizations are approved, effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Funds are deleted and replaced with the Acquiring Funds.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.